                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                         WASHINGTON, DC 20549

                                                               FORM 8-K

                                                        CURRENT REPORT PURSUANT
                                                     TO SECTION 13 OR 15(D) OF THE
                                                    SECURITIES EXCHANGE ACT OF 1934

                                    Date of report (Date of earliest event reported): May 13, 2005

                                                          ACXIOM CORPORATION
                                        (Exact Name of Registrant as Specified in Its Charter)

                                                               DELAWARE
                                            (State or Other Jurisdiction of Incorporation)

                                0-13163                                                       71-0581897
                        (Commission File Number)                                 (IRS Employer Identification No.)

        1 Information Way, P.O. Box 8180, Little Rock, Arkansas                               72203-8180
                (Address of Principal Executive Offices)                                      (Zip Code)

                                                             501-342-1000
                                         (Registrant's Telephone Number, Including Area Code)

                                                            Not Applicable
                                     (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K filing is  intended  to  simultaneously  satisfy  the filing  obligation  of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

         On May 13, 2005 Acxiom  Corporation  entered into an Increased  Supplement  Commitment (the  "Supplement") with JPMorgan
Chase Bank, N.A., as agent, and each of the other banks or lending  institutions  party thereto.  The Supplement was entered into pursuant to the Third  Amended  and  Restated  Credit  Agreement  dated as of March 24, 2005 (as amended and  supplemented,  the
"Restated  Credit Agreement")  with  JPMorgan  Chase Bank,  N.A.,  as agent,  and other lenders party  thereto.  Under the terms of the  Supplement,  the lenders a party to the Restated Credit Agreement agreed to increase the revolving  commitments  thereunder to an aggregate amount equal to $400,000,000.

                                                               SIGNATURE

         Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 17, 2005

                                                     ACXIOM CORPORATION

                                                     By:      /s/ Jerry C. Jones
                                                              ---------------------------------------
                                                     Name:    Jerry C. Jones
                                                     Title:   Business Development/Legal Leader